UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 18, 2001


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-80805             52-1779791
 ---------------------------       ------------        --------------
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)


           919 18th Street, N.W.                  20006
             Washington, D.C              ------------------------
        --------------------------              (Zip Code)
          (Address of principal
            executive offices)

    Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $11,492,563 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Farmer Mac II Trust 2001-A Class A Certificates (the "Certificates") on July 18, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated June 27, 2001 and the Prospectus Supplement dated July 18, 2001, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.4.2.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.4 to the Registration Statement) dated as of March 31, 2000 between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, as supplemented by an Issue Supplement between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, dated as of June 29, 2001.




Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  4.4.2 Issue  Supplement  dated  as  of  June  29, 2001 between
                        Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                     CORPORATION



                                    By:   /s/   Nancy E. Corsiglia
                                       ---------------------------
                                        Name:   Nancy E. Corsiglia
                                        Title:  Vice President




Dated:      July 24, 2001

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

4.4.2                        Issue Supplement                         5

                                                                 EXHIBIT 4.4.2

                                                                EXECUTION COPY

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                ISSUE SUPPLEMENT
                            Dated as of June 29, 2001

                            TO MASTER TRUST AGREEMENT
                           Dated as of March 31, 2000

                                       for

               GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                              Issue Date
      ------------------                              ----------
      Farmer Mac II Trust 2001-A                    July 18, 2001

     THIS ISSUE SUPPLEMENT accompanies and supplements a certain Master Trust Agreement, dated as of March 31, 2000 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac") as issuer (in such capacity, the "Issuer") and trustee (in such capacity, the "Trustee") and Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor"). Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

     The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

     The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as Schedule I hereto, (ii) all of the Depositor's right, title and interest in and to all payments of principal received and interest thereon accrued and received after June 29, 2001 (the "Cut-Off Date"), and (iii) all of the Depositor's rights, as assignee of Farmer Mac, under each Final Guaranteed Portion Assignment providing for the sale of the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as Schedule I hereto.

      Section 1.  Certain Defined Terms Redefined.
                  -------------------------------

     The following terms defined in Section 1.01 of the Trust Agreement shall not apply to the Series of Certificates authorized hereby: Initial Deposit and Prepayment Penalty. The following terms defined in Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

     Certificate: A Guaranteed Agricultural Mortgaged-Backed Security, Series Farmer Mac II Trust 2001-A, which, shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of the FRBNY under a designation specifying the Series, Class and Denomination thereof.

      Certificate Distribution Amount:  The sum of:
      -------------------------------

                    (a) the Net Interest Funds for the related Collection Period; and

                    (b) the Principal Distribution Amount for the related Collection Period.

     Collection Period: As to any Distribution Date, the second calendar month preceding the month of such Distribution Date, except that the first Collection Period will begin on the Cut-off Date and end on July 31, 2001.

     Distribution Date: As to the Certificates, the 15th day of each month (or if such 15th day is not a Business Day, the Business Day immediately following), beginning September 15, 2001.

     Guaranteed Portion Schedule: The schedule attached as Schedule I to this Issue Supplement.

     Principal Distribution Amount: With respect to a particular Distribution Date, all payments of principal (including any Balloon Payments, Principal Prepayments and any Purchase Proceeds allocable to principal) received on the Guaranteed Portions during the related Collection Period, plus, with respect to the Final Distribution Date, any amounts of ultimate principal paid by Farmer Mac under the Farmer Mac Guarantee.

   Section 2.  Defined Terms Applicable to Issue Supplement.
                  --------------------------------------------

     Whenever used in the Trust Agreement or this Issue Supplement, the following words and phrases shall have the following meanings:

      Administration Fee Rate:  The per annum rate of 0.14%.
      -----------------------

      Closing Date:  July 18, 2001
      ------------

      Cut-Off Date:  June 29, 2001.
      ------------

      Guarantee Fee Rate:  The per annum rate of 0.25%.
      ------------------

      Seller:  California Bank & Trust.
      ------

   Section 3.  Class Designation of Certificates; Distributions on Certificates.
               ----------------------------------------------------------------

     The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall have the terms and provisions hereinafter set forth. The Class designation, original Class Certificate Principal Balance and Final Distribution Date shall be as follows:

                        Original Class
        Class            Certificate            Final Distribution
     Designation      Principal Balance                Date

          A              $11,492,563               June 15, 2030


     On each Distribution Date, Farmer Mac shall distribute the Certificate Distribution Amount to the Certificateholders as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balance of the Certificates. All distributions of the Certificate Distribution Amount shall be applied on a pro rata basis among the Certificates.



     IN  WITNESS   WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION,
                                          as Issuer and Trustee

[SEAL]
                                          By:       /s/ Nancy E. Corsiglia
                                                -------------------------------
Attest:     /s/ Stephen P. Mullery              Name:   Nancy E. Corsiglia
            ------------------------                  -------------------------
                                              Title:    Vice President-Finance
                                                      -------------------------


                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
                                  as Depositor

[SEAL]
                                          By:       /s/ Nancy E. Corsiglia
                                                 ------------------------------
Attest:     /s/ Stephen P. Mullery               Name:  Nancy E. Corsiglia
            ------------------------                  -------------------------
                                              Title:    Vice President
                                                      -------------------------



                     SCHEDULE I--GUARANTEED PORTION SCHEDULE

         Guaranteed                                                                        Gross      Net
          Portion                                                                         Interest  Interest
         Principal                                                               Interest Rate as   Rate as
 Loan    Balance as    Amortization    Maturity  Payment                           Rate     of        of     Accrual  Accrual
 Type    of 6/29/01        Type          Date    Frequency Interest Rate Index    Margin  6/29/01   6/29/01  Method   Basis
------------------------------------------------------------------------------------------------------------------------------------
  B&I   $ 378,018.14   15 yr -Regular  04/01/13  Monthly   Farmer Mac 5 yr COFI   1.7500%  8.5000%  8.0000%  Simple  365/365
  B&I      86,032.02   30 yr -Regular  04/01/30  Monthly   Farmer Mac 5 yr COFI   2.2500% 10.3900%  9.8900%  Simple  365/365
  CF      191,500.53    7 yr -Regular  12/01/05  Monthly   Farmer Mac 5 yr COFI   2.5000%  9.0000%  8.5000%  Simple  365/365
  CF      161,337.38    7 yr -Regular  02/01/06  Monthly   Farmer Mac 5 yr COFI   2.5000%  8.9000%  8.4000%  Simple  365/365
  B&I     187,847.16   30 yr -Regular  09/01/28  Monthly   Farmer Mac 5 yr COFI   1.7500%  8.2500%  7.7500%  Simple  365/365
  B&I   1,580,054.87   30 yr -Regular  06/01/28  Monthly   Farmer Mac 5 yr COFI   1.7500%  8.5500%  8.0500%  Simple  365/365
  B&I     377,576.46   30 yr -Regular  09/01/28  Monthly   Farmer Mac 5 yr COFI   2.0000%  8.6000%  8.1000%  Simple  365/365
  CF      610,683.59   30 yr -Regular  06/01/28  Monthly   Farmer Mac 5 yr COFI   1.7500%  8.5000%  8.0000%  Simple  365/365
  B&I     614,545.50   20 yr -Regular  05/01/20  Monthly   Farmer Mac 5 yr COFI   2.5000% 10.6000% 10.1000%  Simple  365/365
  B&I     624,166.14   30 yr -Regular  05/01/28  Monthly   Farmer Mac 5 yr COFI   2.5000%  9.3000%  8.8000%  Simple  365/365
  B&I     971,009.61   30 yr -Balloon  02/11/28  Monthly   Farmer Mac 5 yr COFI   2.5800%  9.2300%  8.7300%  Simple  365/365
  B&I   1,065,841.49   20 yr -Regular  01/01/19  Monthly   Farmer Mac 5 yr COFI   2.5000%  8.7000%  8.2000%  Simple  365/365
  B&I   1,372,108.42   30 yr -Regular  05/01/29  Monthly   Farmer Mac 5 yr COFI   2.2500%  8.8000%  8.3000%  Simple  365/365
  B&I   1,468,252.93   30 yr -Regular  04/01/28  Monthly   Farmer Mac 5 yr COFI   1.8000%  8.6000%  8.1000%  Simple  365/365
  B&I   1,803,589.31   20 yr -Regular  02/01/19  Monthly   Farmer Mac 5 yr COFI   1.8000%  8.1500%  7.6500%  Simple  365/365
